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                                EXHIBIT 10.10(a)

                     FIRST AMENDMENT TO NET LEASE AGREEMENT

                           BETWEEN THE JOINT VENTURE

                                      AND

                           LUCENT TECHNOLOGIES, INC.
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                     FIRST AMENDMENT TO NET LEASE AGREEMENT
                     --------------------------------------


     THIS FIRST AMENDMENT TO NET LEASE AGREEMENT (the "First Amendment") is made and entered into this 30th day of March, 1998, by and between WELLS
DEVELOPMENT CORPORATION, a Georgia corporation (hereinafter referred to as "Landlord") and LUCENT TECHNOLOGIES INC., a Delaware corporation (hereinafter referred to as "Tenant").

                              W I T N E S S E T H

     WHEREAS, Landlord and Tenant entered into that certain Net Lease Agreement dated as of May 30, 1997 (the "Lease") relating to certain Premises located in Quail Springs Office Park North, Oklahoma City, Oklahoma, as more particularly therein described; and

     WHEREAS, Tenant has requested Landlord to expand the size of the "Land" by including therein an additional strip of real property having dimensions of approximately 59 feet by 432 feet and containing approximately 25,808 square feet of area along the northerly boundary of the Land and to expand the Building's parking facilities by paving and striping additional parking spaces along and within the northerly boundary of the Land, as so expanded; and

     WHEREAS, Landlord has agreed to use reasonable efforts to acquire such additional real property along the northerly boundary of the Land, and upon such acquisition, to expand the Building's parking facilities by constructing approximately 66 additional parking spaces within such additional real property; and

     WHEREAS, Landlord and Tenant desire to modify and amend the Lease to provide for the expansion of the Premises and to provide for the increase in Fixed Rent as herein provided.

     NOW, THEREFORE, for and in consideration of the premises, the agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, Landlord and Tenant do hereby agree as follows:

   1. Defined Terms.   All terms and words of art used herein, as indicated by
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the initial capitalization thereof, shall have the same respective meanings designated for such terms and words of art in the Lease.

   2. Expansion of Premises.   Landlord agrees to use reasonable efforts in good
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faith to acquire that certain real property having dimensions of approximately
59 feet by 432 feet and containing approximately 25,808 square feet of area adjacent to the northerly boundary of the Land (such real property being hereinafter referred to as the "Additional Land"). Effectively immediately upon the acquisition of the Additional Land by Landlord, the Additional Land shall be deemed to be a part of the Land, the Property and the Premises for all purposes under the Lease, as amended.
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  3. Improvement of Additional Land and Increase in Fixed Rent.   Landlord
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agrees that within three (3) months after the acquisition by Landlord of the
Additional Land, Landlord shall cause additional parking improvements and driveway improvements to be constructed within the Additional Land as depicted on the Site Plan attached hereto as Exhibit "A" and by reference made a part
                                    -----------
hereof, all at the sole cost and expense of Landlord. Effective as of the date of substantial completion of such additional sixty-six (66) parking spaces and driveway improvements and the delivery of notice by Landlord to Tenant that Tenant may commence beneficial use of such additional parking spaces and driveway improvements, the annual Fixed Rent payable by Tenant to Landlord under the Lease for the balance of the Primary Term shall increase by the sum of Twenty-Eight Thousand Five Hundred Ninety-Three and No/100 Dollars ($28,593.00), payable in equal monthly installments of $2,382.75. The amount of such increase in Fixed Rent shall be prorated for any partial month following the commencement of such increase in Fixed Rent.

  4. Ratification.   Except as expressly modified and amended herein, the Lease
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shall remain in full force and effect and, as modified and amended herein, is expressly ratified and confirmed by the parties hereto.

  5. Binding Effect.   This First Amendment shall be binding upon and shall
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inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day, month and year first above written.

                              "LANDLORD"

                              WELLS DEVELOPMENT CORPORATION,
                              a Georgia corporation

                              By: /s/ Brian M. Conlon
                                 -----------------------------
                              Name: Brian M. Conlon
                                   ---------------------------
                              Title: Executive Vice President
                                    --------------------------


                              "TENANT"

                              LUCENT TECHNOLOGIES INC.,
                              a Delaware corporation

                              By: /s/ Erlizda B. Velarde
                                 -----------------------------
                              Name: Erlizda B. Velarde
                                   ---------------------------
                              Title: R.I. Manager
                                    --------------------------

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